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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                            ______________________


                                   FORM 8-K


                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  SEPTEMBER 27, 1995


                            ______________________


                          CUPERTINO NATIONAL BANCORP
            (Exact name of registrant as specified in its charter)

          CALIFORNIA                           0-18015                     33-0060898

(State or other jurisdiction of       (Commission File Number)          (I.R.S. Employer)
incorporation or organization)                                        Identification No.)
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20230 STEVENS CREEK BOULEVARD                                      95014
       CUPERTINO, CALIFORNIA

(Address of principal executive offices)                         (Zip Code)



      Registrant's telephone number, including area code:  (408) 996-1144


  (Former name, former address and former fiscal year, if changed since last report)



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ITEM 5.   OTHER EVENTS.

          The Registrant entered into a form of Debenture Agreement with certain of its Officers, Directors and other accredited investors within the meaning of Rule 501 under the Securities Act of 1933, as amended, dated September 27, 1995.
Pursuant to the Debenture Agreement, the Registrant will issue subordinated debentures in an aggregate principal amount of up to $3,000,000, which debentures will mature on September 15, 2005. A copy of the Debenture Agreement is attached at Exhibit 1 to this report. The Registrant's press release announcing the definitive Debenture Agreement is attached as Exhibit 2 to this Report.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements of Business Acquired.

               None.

          (b)  Pro Forma Financial Information.

               None.

          (c)  Exhibits

               1    Form of Debenture Agreement, dated September 27, 1995.

               2    Press Release
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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, this registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CUPERTINO NATIONAL BANCORP



October 9, 1995                         /s/Steven Smith
                                        ---------------------------------------
                                        Steven Smith, Executive Vice-President,
                                        Chief Financial Officer and Chief
                                        Operating Officer